Exhibit 32.1

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Longfoot Communications Corp., a Delaware corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the quarter ended June 30, 2007 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:

(1)    the 10-QSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    the information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

LONGFOOT COMMUNICATIONS CORP.

Dated: August 2, 2007	/s/ Arthur Lyons
Arthur Lyons
Chief Executive Officer

/s/ Jack Brehm
Jack Brehm
Chief Financial Officer